SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            November 20, 2015
                              Date of Report
                    (Date of Earliest Event Reported)

                  QUANTUM MEDICAL TECHNOLOGIES CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                  NORTHERN RIDGE ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55479                 47-4485941
(State or other           (Commission File Number)      (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                            215 Apolena Avenue
                     Newport Beach, California 92662
                (Address of Principal Executive Offices)

                               949-673-4510
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Quantum Medical Technologies Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              NORTHERN RIDGE ACQUISITION CORPORATION

Date: November 20, 2015
                             /s/ James Cassidy
                             President